EXHIBIT 23(1)



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement of
Raven Industries, Inc. on Form S-3 (File No.           ) of our reports dated
March 12, 1997 on our audits of the consolidated financial statements and financial statement schedule of Raven Industries, Inc. We consent to the reference to our Firm under the caption "Experts."


                                        COOPERS & LYBRAND L.L.P.


Minneapolis, Minnesota
May 1, 1997